EXHIBIT 10


                             AMENDMENT NO. 6 TO THE
                 GRIST MILL CO. NON-QUALIFIED STOCK OPTION PLAN


         This amendment No. 6 to the Grist Mill Co. Non-Qualified Stock Option Plan, dated as of November 1, 1986, is made by Grist Mill Co., a Delaware corporation (the "Company").


         WHEREAS, the Grist Mill Co. Non-Qualified Stock Option Plan (the "Plan") was adopted by the Company Board of Directors on November 1, 1986.


         WHEREAS, the Company's Board of Directors on September 26, 1995, approved an amendment to the Plan providing for an increase in the number of shares which may be awarded thereunder from 1,700,000 to 2,500,000 shares.


         WHEREAS, the provisions of the Tax Reform Act of 1986 permit amendments to plans for options, including the Plan, which amendments are favorable to grantees under the plans.


         WHEREAS, the Plan is expiring on November 1, 1996, and the Company wishes to extend the expiration date.


         NOW, THEREFORE, in consideration of the foregoing and in order to reflect the approval of the Board of Directors of the Company:


         1. The first sentence of Paragraph 2 of the Plan is hereby amended in its entirety to read:

                  "There will be reserved for issue upon the exercise of options granted under the Plan of 2,500,000 shares of the Corporation's Common Stock $0.10 par value, subject to adjustment as provided in Paragraph 7, which may be unissued shares or reacquired shares."


         2. The second sentence of Paragraph 9 of the Plan is hereby amended in its entirety to read as follows:

                  "The Plan, unless sooner terminated, shall terminate on November 1, 2001."


         3. Except as expressly amended and supplemented by this Amendment, the Plan is hereby ratified and confirmed in all respects.


         IN WITNESS WHEREOF, the Company has caused its President and Secretary to execute this Amendment No. 6 to the Plan as of the 28th day of September, 1995.


                                          GRIST MILL CO.


                                          By: /s/ Glen S. Bolander
                                              Glen S. Bolander, President

ATTEST:


/s/ Charles H. Perlman
Charles H. Perlman, Assistant Secretary